                                                              FILE NO. 333-13649
                                                                  RULE 424(B)(3)

                             PROSPECTUS SUPPLEMENT
                     (TO PROSPECTUS DATED JANUARY 6, 1997)
                (TO PROSPECTUS SUPPLEMENT DATED JANUARY 6, 1997)

                                     PROSPECTUS NUMBER: 1441
                                     DATED: JANUARY 16, 1997


                           MERRILL LYNCH & CO., INC.
                          MEDIUM-TERM NOTES, SERIES B
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                              FLOATING RATE NOTES



BASE RATE:                LIBOR


INDEX MATURITY:           6 Month


TRADE DATE:               January 16, 1997


SETTLEMENT DATE:          January 22, 1997


MATURITY DATE:            January 22, 1998


REDEMPTION DATE:          N/A


OPTIONAL REPAYMENT DATES: N/A


SPREAD:                   -0.085%
                          (minus eight and one half bps)


SPREAD MULTIPLIER:        N/A


MAXIMUM INTEREST RATE:    N/A


MINIMUM INTEREST RATE:    N/A


INTEREST RESET DATES:     Semi-Annual, using two business day prior.


INTEREST PAYMENT DATES:   The 22nd of, July, and Maturity, subject to Modified Business Day
                          Convention.


INITIAL INTEREST RATE:    TBD, January 20, 1997


FORM:                     Book-entry

